PURCHASE AGREEMENT


     This Purchase Agreement (hereinafter referred to as "Agreement") is made this 22nd day of September, 1998, by and between Trendwest Resorts, Inc. (hereinafter referred to as "Buyer") and R & R Vista, an Oregon partnership with
R. L. Wendt and R. C. Wendt the two partners (hereinafter referred to as "Seller"), each of whom agrees:

     1. DEFINED TERMS. As used in this Purchase Agreement, the following terms shall have the respective meanings set forth below (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

     a. "Acquired Purchase Contracts" means the purchase contracts receivable of Seller which are described and listed in Exhibit A hereto, free and clear of all liens and encumbrances.

     b. "Assignment and Assumption Agreement" means the agreement to be executed by the Seller and Buyer at the Closing in the form of attached Exhibit B covering transfer of the Seller's interest in the Acquired Purchase contracts.

     c. "Bill of Sale" means the instrument to be executed by the Seller and delivered to the Buyer at the Closing in the form of attached Exhibit C.

     d. "Buyer" means Trendwest Resorts, Inc., located at 12301 NE 10th Place, Bellevue, Washington 98005.

     e.  "Closing" has the meaning specified in Section 3 hereof.

     f. "Closing Date" has the meaning specified in Section 3 hereof.

     g. "Effective Time" has the meaning specified in Section 3 hereof.



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     h.  "Person"  shall  mean  an  individual,   partnership,   joint  venture,
corporation, bank, trust, unincorporated organization and/or a government or any department or agency thereof.

     i. "Purchase Price" has the meaning specified in Section 4.1 hereof.

     j. "Seller" means R & R Vista, an Oregon  partnership  with R. L. Wendt and
R. C. Wendt the two partners, located at 2120 Fairmount St., Klamath Falls, Oregon 97601.


     2. AGREEMENT TO SELL AND PURCHASE THE ACQUIRED PURCHASE CONTRACTS. Subject to the terms and conditions and in reliance upon the representations and warranties contained in this Agreement, Seller shall sell to Buyer and Buyer shall acquire from Seller the Acquired Purchase Contracts.

     3. CLOSING; EFFECTIVE TIME. The sale and purchase of the Acquired Purchase Contracts as contemplated by this Agreement (the "Closing") shall take place at Seller's offices, located in Klamath Falls, Oregon at 10:00 a.m. (local time) on September 22, 1998 (or such other place, date and time as shall be agreed upon by Buyer and Seller). The date of the Closing is referred to in this Agreement as the "Closing Date". When completed, the Closing shall be effective as of 12:01 a.m. (local time) on September 22, 1998 (the "Effective Time").

     4. PURCHASE PRICE.

     4.1 Price. As the purchase price for the Acquired Purchase Contracts, Buyer shall pay to Seller the total sum of Seven Million One Hundred Thirty Eight Thousand Two Hundred Sixty Eight and 80/100ths Dollars ($7,138,268.80)
(hereinafter referred to as "Purchase Price"), payable, at Closing, in immediately available funds of the United States by wire transfer. The Purchase Price includes both outstanding principal and accrued interest on the Acquired Purchase Contracts.

     5. REPRESENTATIONS AND WARRANTIES OF SELLER. Seller hereby warrants and represents to Buyer as follows:

     5.1 Standing and Authority of Seller. Seller is a partnership duly organized and validly existing in good standing under the laws of the State of Oregon and possesses all requisite power and authority to enter into and perform this Agreement. This Agreement is a valid and binding obligation of Seller, duly enforceable in accordance with its terms.



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     5.2 Title and Condition of Acquired Assets. Seller has good, marketable and indefeasible title to all of the Acquired Purchase Contracts at the Closing and as of the Effective Time, free and clear of all mortgages, liens, charges, claims, leases, restrictions and encumbrances whatsoever. There is no agreement of any kind whereby any Person or Persons have any right to acquire or obtain (by purchase, gift, merger, consolidation or otherwise) an interest in any of the Acquired Purchase Contracts.

     5.3 Compliance with Instruments. Seller is not in default under, or in breach of any material term or provision of contract, lease, agreement or other instrument to which the Acquired Purchase Contracts are bound. The execution, delivery and performance of this Agreement by Seller does not and will not conflict with or result in a breach of or a default under, or give rise to any right of termination, cancellation or acceleration with respect to, any of the terms, conditions or provisions of any (as so defined) indenture, contract, agreement, license, lease or other instrument to which the Acquired Purchase Contracts are bound.

     5.4 Authorization by Seller. The execution, delivery and performance of this Agreement by Seller have been duly and validly authorized by all necessary action on the part of Seller and this Agreement is a valid, binding and enforceable obligation of Seller except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting or limiting the rights of creditors generally.

     5.5 Brokers. No person acting on behalf of the Seller or under the authority of Seller is or will be entitled to any broker's, finder's or similar fee, directly or indirectly from the Buyer in connection with the asset purchase contemplated in this Agreement.

     5.6 Disclosure. To Seller's knowledge there are no other matters or liabilities, contingent or otherwise, which materially adversely affects or has a substantial likelihood in the future of materially adversely affecting the Acquired Purchase Contracts.

     6. CONDITIONS TO SELLER'S OBLIGATION TO CLOSE. The obligation of the Seller to transfer, assign, and deliver the Acquired Purchase Contracts to Buyer pursuant to this Agreement is subject to the satisfaction (unless waived in writing by Seller) of each of the following conditions at and as of the Closing.



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     6.1  Performance of  Obligations  by Buyer.  Buyer shall have performed and complied with all agreements and conditions required to be performed or complied with by Buyer under this Agreement prior to or at the Closing.

     6.2 Purchase Price. Seller shall have received, the Purchase Price as described in Section 4.1 herein.

     6.3 Consents and Notices. Buyer shall have obtained or effected all consents, approvals, waivers, notices and filings required in connection with the execution and delivery by Buyer of this Agreement or consummation by Buyer of the transactions contemplated thereby, and any notice or waiting period relating thereto shall have expired with all requirements lawfully imposed having been satisfied in all material respects.

     7. CONDITIONS TO BUYER'S OBLIGATION TO CLOSE. The obligation of Buyer to purchase the Acquired Purchase Contracts from Seller pursuant hereto is subject to the satisfaction (unless waived in writing by Buyer) of each of the following conditions at and as of the Closing:

     7.1 Representations and Warranties Correct. The representations and warranties of Seller contained in Section 5 hereof shall be true and correct in all material respects on and as of the date of this Agreement and at and as of the Closing as though made at and as of the Closing, except as affected by the transactions contemplated by this Agreement.

     7.2 Performance of Obligations by Seller. Seller shall have performed and complied with all agreements and conditions required to be performed or complied with by Seller under this Agreement prior to or at the Closing including without limitation the delivery to Buyer of: (a) a duly executed Bill of Sale transferring to Buyer all of the Acquired Purchase Contracts free of all liens and encumbrances; and, (b) a duly executed Assignment and Assumption Agreement transferring the Acquired Purchase Contracts.

     7.3 Consents and Notices. Seller shall have obtained or effected all consents, approvals, waivers, notices and filings required in connection with the execution and delivery by Seller of this Agreement or consummation by Seller of the transactions contemplated hereby, and any notice or waiting period relating thereto shall have expired with all requirements lawfully imposed having been satisfied in all material respects.

     8. FURTHER COOPERATION. After the Closing, each party, at the request of the other and without additional consideration, shall execute and deliver or cause to be executed and delivered from time to time such further instruments and shall take such further action as the requesting party may reasonably require in order to carry out more effectively the intent and purpose of this Agreement.




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     9.  AMENDMENTS AND WAIVERS.  Any term or provision of this Agreement may be waived without affecting any of the rights, conditions, or limitations relating to the other terms and conditions of this Agreement at any time by an instrument in writing signed by the party which is entitled to the benefits thereof and this Agreement may be amended or supplemented at any time by an instrument in writing signed by all parties hereto.

     10. EXPENSES. Each party will be responsible for its own attorneys', accounting and other professional fees incurred in connection with the purchase contemplated in this Agreement.

     11. PRORATIONS. The parties will prorate as of the Effective Time, all interest and principle receivable and periodic charges which relate to the Acquired Purchase Contracts.

     12. ASSIGNMENT AND BINDING EFFECT. The Agreement shall be binding upon and inure to the benefit of and be enforceable by each of the parties hereto and their respective successors and assigns. Neither this Agreement nor any obligation hereunder shall be assigned or assignable by Buyer or Seller without the prior written consent of the other parties hereto.

     13. NOTICES. All notices, consents, requests, instructions, approvals and other communications provided for herein and all legal process in regard hereto shall be validly given, made or served if in writing or delivered personally or sent by certified or registered mail, postage prepaid, addressed as follows:

         To Seller:     R & R Vista
                                    2120 Fairmount St.
                                    Klamath Falls, Oregon 97601
                                    Attn: R. C. Wendt

         To Buyer:                  Trendwest Resorts, Inc.
                                    12301 NE 10th Place
                                    Bellevue, WA 98005


or to such other address as any party hereto may, from time to time, designate in writing delivered in a like manner. Notice given by mail shall be deemed to be given on the date which is two business days following the date the same is postmarked.

     14. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties hereto with respect to the transactions contemplated hereby and supersedes and is in full substitution for any and all prior agreements and understandings between any of said parties relating to such transactions.


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     E-CREST/3-95PUR.EC  Page 15. DESCRIPTIVE HEADINGS. The descriptive headings of the several sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

     16. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF OREGON.

     17. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

     18. ATTORNEY'S FEES. In the event legal action is taken to enforce this Agreement or any provision thereof, or as a result of any breach of warranty or representation or other default of either party, the prevailing party in such action shall be entitled to receive its reasonable attorney's fees, in addition to all other costs or charges allowed, which shall be fixed by the court or courts in which the suit or action, including any appeal thereon, is tried, heard or decided.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

BUYER:                                       SELLER:

Trendwest Resorts, Inc.             R & R Vista


By: ____________________             By: ____________________
Its:____________________                 R. C. Wendt


                                    By: ____________________
                                        R. L. Wendt

                       ASSIGNMENT AND ASSUMPTION AGREEMENT


     FOR VALUE RECEIVED, (i) R & R Vista, an Oregon partnership ("Assignor"), assigns, transfers and sets over to Trendwest Resorts, Inc. ("Assignee"), all of Assignor's right, title and interest as of the Effective Time in the Acquired Purchase Contracts described in that certain Purchase Agreement dated as of September 22, 1998, between Assignor and Assignee ("Agreement"), and listed in the attached Schedule; and (ii) Assignee hereby assumes and agrees to perform all obligations of Assignor under said contracts, which arise or mature after the Effective Time.

     This Assignment and Assumption Agreement is executed pursuant to the Agreement, which contains warranties, rights and limitations with respect to the obligations assigned and assumed hereunder and which Agreement is incorporated herein by this reference. All capitalized terms in this instrument shall have the meanings set forth in the Agreement, unless separately defined herein.

     DATED this 22nd day of September, 1998.

Trendwest Resorts, Inc.              R & R Vista


By: ____________________              By: ____________________
Its:____________________                  R. C. Wendt


                                       By: ____________________
                                           R. L. Wendt

                                  BILL OF SALE


     FOR VALUE RECEIVED, R & R Vista, an Oregon partnership ("Seller") sells, assigns and transfers to Trendwest Resorts, Inc. ("Buyer"), all of Seller's right, title and interest in the Acquired Purchase Contracts as of the Effective Time. The property being conveyed pursuant to this Bill of Sale is listed on Appendix "A", attached hereto.

     This Bill of Sale is given pursuant to that certain Purchase Agreement dated as of September 22, 1998, between Seller and Buyer ("Agreement"), which is incorporated herein by reference and which contains certain warranties and disclaimers applicable for this instrument. All capitalized terms in this Bill of Sale shall have the meanings specified in the Agreement.

         DATED this 22nd day of September, 1998.

                               R & R Vista


                           By: ____________________
                                   R. C. Wendt


                           By: ____________________
                                   R. L. Wendt

                                    Exhibit B

                       ASSIGNMENT AND ASSUMPTION AGREEMENT


     FOR VALUE RECEIVED, (i) R & R Vista, an Oregon partnership ("Assignor"), assigns, transfers and sets over to Trendwest Resorts, Inc. ("Assignee"), all of Assignor's right, title and interest as of the Effective Time in the Acquired Purchase Contracts described in that certain Purchase Agreement dated as of September 22, 1998, between Assignor and Assignee ("Agreement"), and listed in the attached Schedule; and (ii) Assignee hereby assumes and agrees to perform all obligations of Assignor under said contracts, which arise or mature after the Effective Time.

     This Assignment and Assumption Agreement is executed pursuant to the Agreement, which contains warranties, rights and limitations with respect to the obligations assigned and assumed hereunder and which Agreement is incorporated herein by this reference. All capitalized terms in this instrument shall have the meanings set forth in the Agreement, unless separately defined herein.

     DATED this 22nd day of September, 1998.

Trendwest Resorts, Inc.                     R & R Vista


By: ____________________                    By: ____________________
Its:____________________                        R. C. Wendt


                                            By: ____________________
                                                R. L. Wendt






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                                    Exhibit C

                                  BILL OF SALE


     FOR VALUE RECEIVED, R & R Vista, an Oregon partnership ("Seller") sells, assigns and transfers to Trendwest Resorts, Inc. ("Buyer"), all of Seller's right, title and interest in the Acquired Purchase Contracts as of the Effective Time. The property being conveyed pursuant to this Bill of Sale is listed on Appendix "A", attached hereto.

     This Bill of Sale is given pursuant to that certain Purchase Agreement dated as of September 22, 1998, between Seller and Buyer ("Agreement"), which is incorporated herein by reference and which contains certain warranties and disclaimers applicable for this instrument. All capitalized terms in this Bill of Sale shall have the meanings specified in the Agreement.

         DATED this 22nd day of September, 1998.

                                R & R Vista


                           By: ____________________
                                   R. C. Wendt


                           By: ____________________
                                   R. L. Wendt